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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 28, 2003
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                        (Date of earliest event reported)

                        COMMERCIAL CAPITAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Nevada                                   000-50126                   33-0865080
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(State or other jurisdiction      (Commission File Number)         IRS Employer
of incorporation)                                            Identification No.)


One Venture, 3/rd/ Floor, Irvine, California                               92618
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(Address of principal executive offices)                              (Zip Code)


                                 (949) 585-7500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) The following exhibit is included with this Report:

         Exhibit 99.1      Press Release dated April 28, 2003.

Item 9.  Regulation FD Disclosure

     On April 28, 2003, Commercial Capital Bancorp, Inc. announced by press release its earnings for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                COMMERCIAL CAPITAL BANCORP, INC.


                                                  By: /s/ Stephen H. Gordon
                                                      ----------------------
                                                      Stephen H. Gordon
                                                      Chairman of the Board and
                                                      Chief Executive Officer

Date: April 28, 2003